Exhibit 32
                    CERTIFICATION PURSUANT TO
                         18 U.S.C. 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of AEI Real Estate Fund XVII Limited Partnership (the "Partnership") on Form 10-K for the period ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Robert P. Johnson, President of AEI Fund Management XVII, Inc., the Managing General Partner of the Partnership, and Patrick W. Keene, Chief Financial Officer of AEI Fund Management XVII, Inc., each certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.   The  Report  fully  complies with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The   information  contained  in  the   Report   fairly
          presents, in all material respects, the financial condition and results of operations of the Partnership.


                          /s/ ROBERT P JOHNSON
                              Robert P. Johnson, President
                              AEI Fund Management XVII, Inc.
                              Managing General Partner
                              March 29, 2010



                          /s/ PATRICK W KEENE
                              Patrick W. Keene, Chief Financial Officer
                              AEI Fund Management XVII, Inc.
                              Managing General Partner
                              March 29, 2010